Execution Version

SIXTH AMENDMENT  TO AMENDED

AND RESTATED BUSINESS LOAN AGREEMENT

This SIXTH AMENDMENT TO AMENDED AND RESTATED BUSINESS LOAN

AGREEMENT (this “Amendment"), dated November 12, 2020 (the "Amendment Effective Date"), is made and entered into by and among Zions Bancorporation, N.A. dba Amegy Bank (together with its successors and assigns, "Lender"), Fuse Medical , Inc . ("Fuse") and CPM Medical Consultants, LLC ("CPM", together with Fuse, collectively, the "Borrowers" and each a "Borrower").

RECITALS

A.

Lender and Borrowers are parties to that certain Amended and Restated  Business  Loan Agreement dated as of December 31, 20 I 7  (as  amended  by  that  certain  Limited  Wavier  and  First Amendment to Amended and Restated Business Loan  Agreement,  dated  as  of  September  21,  2018,  as amended  by  that  certain  Limited  Waiver  and  Second  Amendment  to   Amended   and   Restated   Business Loan Agreement, dated as of November 19, 2018, as amended by that certain Limited Waiver and Third Amendment to  Amended  and  Restated  Business  Loan  Agreement  dated  as  of  May  9,  2019  , as amended by  that  certain  Limited  Waiver  and  Fourth  Amendment  to  Amended  and  Restated  Business   Loan Agreement  dated  December  18,  2019,  as  amended  by  that  certain  Limited   Waiver  and  Fifth  Amendment to  Amended  and  Restated  Business  Loan  Agreement  dated  May  21,  2020,  and  as  may   be   further amended,  restated ,  amended  and  restated ,  supplemented  or  otherwise  modified  from  time  to  time,  the "Loan Agreement") .

B.Lender is willing to amend the  Loan  Agreement  on  the  tem1s  and  subject  to  the condition s set forth below .

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

Section 1.1 Definitions. Capitalized terms used in this  Amendment,  to  the  extent  not  otherwise defined herein , shall have the same definitions assigned to such terms in the Loan Agreement, as amended hereby .

ARTICLE II

Reserved ARTICLE III

Amendments  to the Loan Agreement

In reliance upon the representations and warranties of the Lender and Borrowers set forth in the Loan Documents and in this Amendment , the Loan Agreement is hereby amended, effective as of the Amendment Effective Date, as follows :

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Section 3.1Amendments.

(a)The following definition in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows :

"Termination Date" means May 4, 2021.

(b)	Section 9.1(b) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

"(b)   Minimum  EBITDA.  Borrowers shall not permit EBITDA to be less than (i) $600,000 for the trailing nine (9) month period ending December 31, 2020,

(ii)	$600,000 for the trailing twelve (12) month period ending March 31, 2021 and (iii) $600,000 for each trailing twelve (12) month period ending on each calendar quarter thereafter ."

ARTICLE IV

Conditions Precedent

Section 4.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

(a)Lender shall have received a counterpart of this Amendment duly executed by Borrowers and the Consent and Reaffirmation duly executed by Guarantors;

(b)the representations and warranties contained herein and in all other Loan Documents shall be true and correct as of the Amendment Effective Date as if made on the Amendment Effective Date;

(c)	no Default or Event of Default shall have occurred and be continuing;

(d)Borrowers shall have paid all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto , including, without limitation , the costs and fees of Lender' s legal counsel and such counsel' s outstanding invoices related to the preparation of the Loan Documents and amendments thereto ;

ARTICLE V

Ratifications Representations Warranties Acknowledgments and Covenants

Section 5.1 Ratifications by Borrowers. The terms  and  provisions  set  forth  in  this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment , the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Loan Agreement as amended by this Amendment shall continue to be legal, valid, binding and enforceable in accordance with its terms.

Section 5.2         Renewal  and  Extension  of  Security  Interests  and  Liens.   Each  Borrower hereby

(a) renews and affirms the Liens created and granted in the Loan Documents , and (b) agrees that this Amendment shall in no manner affect or impair the Liens securing the Obligations, and that such Liens shall not in any manner be waived, the purposes of this Amendment being to modify the Loan Agreement

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as herein provided, and to carry forward all Liens securing the same, which are acknowledged by such Borrower to be valid and subsisting .

Section 5.3 Representations and Warranties. Each  Borrower  represents  and  warrants  to Lender that (a) the execution, delivery and performance of this Amendment and any and all Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite entity action on the part of such Borrower and will not violate the organizational documents of such Borrower or any agreement to which such Borrower is a party, (b) the representations and warranties contained in the Loan Agreement and in each of the other Loan Documents are true and correct on and as of the Amendment Effective Date as though made on the Amendment Effective Date, (c) no Default or Event of Default under the Loan Agreement has occurred and is continuing, and (d) such Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement , as amended hereby.

ARTICLE VT

Miscellaneous

Section 6.1 Survival  of  Representations  and  Warranties.  All  representations  and  warranties made in the Loan Agreement or any other Loan Document, including without limitation, any Loan  Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no  investigation  by Lender  or any closing shall  affect such representations and warranties or the right of Lender to rely thereon .

Section 6.2  Reference  to  Loan  Agreement.  Each  of  the  Loan  Documents  and  any  and  all other agreements, documents or instruments now or hereafter  executed  and  delivered  pursuant  to  the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby , are hereby amended  so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

Section 6.3 Expenses of Lender. Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lender directly in connection with any and all amendments, modifications, and supplements to this Amendment and the other Loan Documents executed pursuant  hereto,  including , without limitation, the costs and fees of Lender 's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby , or any other Loan Document , including, without limitation, the reasonable costs and fees of Lender's legal counsel.

Section 6.4 Severability. Any provision of this Amendment held by a court of  competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect there o f shall be confined to the provision so held to be invalid or unenforceable .

Section 6.5 APPLICABLE LAW.  THIS AMENDMENT  SHALL  BE DEEMED  TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE  GOVERNED  BY  A  D CONSTRUED IN ACCORDANCE WITH THE LAWS OF  THE  STATE  OF  TEXAS  NOT INCLUDING CONFLICTS OF LAW RULES.

Section 6.6 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY  WAIVES  THE  RIGHT  TO  TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLA IM, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

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Section 6.7 RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT, EACH BORROWER , AND BY GUARANTORS' SIGNATURES TO THE CO SENT AND REAFFIRMATION, EACH GUARANTOR VOLUNTARILY , KNOWINGLY AND UNCONDITIONALLY RELEASES , ACQUITS , AND FOREVER DISCHARGES LENDER AND ITS OFFICERS, DI RECTORS , AGENTS , EMPLOYEES, SUCCESSORS , AND ASSIGNS (COLLECTIVELY , THE "RELEASED PARTIES"), FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, DAMAGES, EXPENSES, ACTIONS, OR CAUSES OF ACTION OF ANY KIND OR NATURE (IF THERE BE ANY) , WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT SUCH BORROWER NOW HAS OR EVER HAD AGAINST ANY OF THE RELEASED PARTIES ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY SUCH LIABILITIES, CLAIMS, DEMANDS, DAMAGES, EXPENSES, ACTIONS , OR CAUSES OF ACTION ARISING OUT OF OR RELATING TO A CLAIM OF BREACH OF CONTRACT, FRAUD, LENDER LIABILITY OR MIS CONDUCT, BREACH OF FIDUCIARY DUTY, USURY, UNFAIR BARGAINING POSITION, UNCONSCIONABILITY , VIOLATION OF LAW, NEGLIGENCE , ERROR OR OMISSION IN ACCOUNTING OR CALCULATIONS, MISAPPROPRIATION OF FUNDS, TORTIOUS CONDUCT OR RECKLESS OR WILLFUL MISCONDUCT. EACH BORROWER AND EACH GUARANTOR REPRESENTS AND WARRANTS TO LENDER THAT IT HAS NOT TRANSFERRED OR ASSIGNED TO ANY PERSON ANY CLAIM THAT IT HAS EVER HAD OR CLAIMED TO HAVE AGAINST ANY RELEASED PARTY .

Section 6.8 Successors  and Assigns.  This Amendment  is binding upon and shall  inure to the benefit of the parties hereto and their respective successors, assigns , heirs, executors, and  legal representatives, except that none of the parties hereto other than Lender may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

Section 6.9   Counterparts.   This  Amendment  may  be executed  in  one or  more counterparts , each of which when so executed shall be deemed to be an original , but all of which when taken  together shall constitute one and the same instrument. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto .

Section 6.10 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by any Borrower, shall be deemed a consent to or waiver of any other breach of the same or any other covenant , condition or duty.

Section 6.11   Headings.   The  headings , captions,  and  arrangements  used  in  this  Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.1 2 Conflicting Provision. If  any  provision  of  the  Loan  Agreement  as  amended hereby conflicts with any provision of any other Loan Document , the provision in the  Loan  Agreement shall control.

Section 6.13 ENTIRE AGREEMENT.  THIS  AMENDMENT  ,  THE  LOAN  AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT AND THE LOAN AGREEMENT REPRESENT  THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,  CONTEMPORANEOUS,  OR  SUBSEQUENT  ORAL  AGREEMENTS  OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES .

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

FUSE MEDICAL, INC

By: /s/ Christopher C. Reeg

Name: Christopher C. Reeg

Title: Chief Executive Officer

BORROWER:

CPM MEDICAL CONSULTANTS, LLC

By: /s/ Christopher C. Reeg

Name: Christopher C. Reeg

Title: Chief Executive Officer

LENDER:

ZIONS BANCORPORATION, N.A. dba AMEGY

BANK

By: /s/ Nicholas Diaz

Name: Nicholas Diaz

Title: Executive Vice President

CONSENT AND REAFFIRMATION

Each of the undersigned guarantors acknowledges that Zions Bancorporation , N.A. dba Amegy Bank) ("Lender") has no obligation to provide it with notice of, or to obtain its consent to, the terms of the foregoing Sixth Amendment  to  the  Amended  and  Restated  Business  Loan  Agreement  (the "Amendment"). Nevertheless , each of the under signed consents to the Amendment and other Loan Documents effected thereby, agrees to be bound thereby and  confim1s  and  agrees  that,  notwithstanding the effectiveness of the Amendment , each Loan Document to which the undersigned is a party is, and the obligations thereunder to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by the Amendment.

GUA RANTORS :

NC 143 FAMILY HOLDINGS LP

By:	NC 143 Family Holdings GP LLC, General Partner of NC 14 3 Family Holdings LP

By:	NC 143 Family Trust, Dated October 1, 2014, as last amended, Manager of NC 143 Family Holding s GP LLC

By: /s/ Mark W. Brooks

Name: Mark W. Brooks

Title: Trustee of NC 143 Family Trust

By: /s/ Penelope A. Brooks

Name: Penelope A. Brooks

Title: Trustee of NC 143 Family Trust

MARK W. BROOKS

By: /s/ Mark W. Brooks